                                                                    Exhibit 99.1

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                            CABOT INDUSTRIAL TRUST

                   (a Maryland real estate investment trust)



                2,000,000 Common Shares of Beneficial Interest



                              PURCHASE AGREEMENT
                              ------------------







                           Dated: December 18, 2000

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--------------------------------------------------------------------------------

                                               Table Of Contents                                              Pages
                                                                                                              -----
SECTION 1.  Representations and Warranties.....................................................................   2
            ------------------------------

     (a)       Representations and Warranties by the Company and the Operating Partnership.....................   2
               (i)    Compliance with Registration Requirements................................................   2
               (ii)   Incorporated Documents...................................................................   3
               (iii)  Independent Accountants..................................................................   3
               (iv)   Financial Statements.....................................................................   4
               (v)    No Material Adverse Change in Business...................................................   4
               (vi)   Good Standing of the Company.............................................................   4
               (vii)  Good Standing of the Operating Partnership...............................................   5
               (viii) Good Standing of Significant Subsidiaries................................................   5
               (ix)   Authorization of Agreement...............................................................   5
               (x)    Authorization and Description of Securities..............................................   5
               (xi)   Absence of Defaults and Conflicts........................................................   6
               (xii)  Absence of Labor Disputes................................................................   6
               (xiii) Absence of Proceedings...................................................................   6
               (xiv)  Accuracy of Exhibits.....................................................................   7
               (xv)   Possession of Intellectual Property......................................................   7
               (xvi)  Absence of Further Requirements..........................................................   7
               (xvii) Possession of Licenses and Permits.......................................................   7
               (xviii)Title to Property........................................................................   8
               (xix)  Compliance with Cuba Act.................................................................   9
               (xx)   Investment Company Act...................................................................   9
               (xxi)  Environmental Laws.......................................................................   9
               (xxii) Insurance................................................................................  10

     (b)       Representations and Warranties by the Selling Shareholder.......................................  10
               (i)    Accurate Disclosure......................................................................  10
               (ii)   Authorization of Agreements..............................................................  10
               (iii)  Good and Marketable Title................................................................  11
               (iv)   Due Execution of Power of Attorney and Custody Agreement.................................  11
               (v)    Absence of Manipulation..................................................................  12
               (vi)   Absence of Further Requirements..........................................................  12
               (vii)  Restriction on Sale of Securities........................................................  12
               (viii) No Association with NASD.................................................................  13

     (c)       Officer's Certificates..........................................................................  13

SECTION 2.  Sale and Delivery to Underwriters; Closing.........................................................  13
            ------------------------------------------

     (a)       Initial Securities..............................................................................  13

     (b)       Option Securities...............................................................................  13

     (c)       Payment.........................................................................................  13

     (d)       Denominations; Registration.....................................................................  14

SECTION 3.  Covenants of the Company..........................................................................   14
            ------------------------

      (a)      Compliance with Securities Regulations and Commission Requests.................................   14

      (b)      Filing of Amendments...........................................................................   15

      (c)      Delivery of Registration Statements............................................................   15

      (d)      Delivery of Prospectuses.......................................................................   15

      (e)      Continued Compliance with Securities Laws......................................................   15

      (f)      Blue Sky Qualifications........................................................................   16

      (g)      Rule 158.......................................................................................   16

      (h)      Listing........................................................................................   16

      (i)      Restriction on Sale of Securities..............................................................   16

      (j)      Reporting Requirements.........................................................................   16

SECTION 4.  Payment of Expenses...............................................................................   17
            -------------------

      (a)      Expenses.......................................................................................   17

      (b)      Expenses of the Selling Shareholder(s).........................................................   17

      (c)      Termination of Agreement.......................................................................   17

      (d)      Allocation of Expenses.........................................................................   17

SECTION 5.  Conditions of Underwriters' Obligations...........................................................   17
            ---------------------------------------

      (a)      Effectiveness of Registration Statement........................................................   18

      (b)      Opinion of Counsel for Company.................................................................   18

      (c)      Opinion of Counsel for the Selling Shareholder.................................................   18

      (d)      Opinion of Counsel for Underwriter.............................................................   18

      (e)      Officers' Certificate..........................................................................   18

      (f)      Certificate of Selling Shareholder(s)..........................................................   19

      (g)      Accountant's Comfort Letter....................................................................   19

      (h)      Bring-down Comfort Letter......................................................................   19

      (i)      No Objection...................................................................................   19

      (j)      Lock-up Agreements.............................................................................   19

      (k)      Conditions to Purchase of Option Securities....................................................   19
               (i)    Officers' Certificate...................................................................   19
               (ii)   Certificate of Selling Shareholder......................................................   20
               (iii)  Opinion of Counsel for Company..........................................................   20
               (iv)   Opinion of Counsel for the Selling Shareholder..........................................   20
               (v)    Opinion of Counsel for Underwriters.....................................................   20
               (vi)   Bring-down Comfort Letter...............................................................   20

      (l)      Additional Documents...........................................................................   20

      (m)      Termination of Agreement.......................................................................   20

SECTION 6.  Indemnification...................................................................................   21
            ---------------

      (a)      Indemnification of the Underwriter by the Company and the Operating Partnership................   21

      (b)      Indemnification of the Underwriter by the Selling Shareholder..................................   22

      (c)      Indemnification of Company, the Operating Partnership, Directors and
               Officers and Selling Shareholder...............................................................   22

      (d)      Actions against Parties; Notification..........................................................   22

      (e)      Settlement without Consent if Failure to Reimburse.............................................   23

      (f)      Other Agreements with Respect to Indemnification...............................................   23

SECTION 7.  Contribution......................................................................................   23
            ------------

SECTION 8.  Representations, Warranties and Agreements to Survive Delivery....................................   24
            --------------------------------------------------------------

SECTION 9.  Termination of Agreement..........................................................................   25
            ------------------------

      (a)      Termination; General...........................................................................   25

      (b)      Liabilities....................................................................................   25

SECTION 10.  Default by the Selling Shareholder...............................................................   25
             ----------------------------------

SECTION 11.  Notices..........................................................................................   25
             -------

SECTION 12.  Parties..........................................................................................   26
             -------

SECTION 13.  Governing Law And Time...........................................................................   26
             ----------------------

SECTION 14.  Effect of Headings...............................................................................   26
             ------------------

SECTION 15.  Limitation of Liability of Shareholders, Trustees and Officers of the Company....................   26
             ----------------------------------------------------------------------------

                                Table of Contents

         SCHEDULES
             Schedule A  -  Pricing Information............................................................   Sch A-1

             Schedule B  -  List of Subsidiaries...........................................................   Sch B-1

         EXHIBITS

             Exhibit A - Form of Opinion of Company's Counsel..............................................   A-1

             Exhibit B - Form of Opinion for the Selling Shareholders(s)...................................   B-1

             Exhibit C - Form of Lock-up Letter............................................................   C-1

                            CABOT INDUSTRIAL TRUST

                   (a Maryland real estate investment trust)

                2,000,000 Common Shares of Beneficial Interest

                          (Par Value $0.01 Per Share)

                              PURCHASE AGREEMENT

                                                               December 18, 2000

MERRILL LYNCH & CO.
North Tower
World Financial Center

New York, New York  10281-1209

Ladies and Gentlemen:

         Cabot Industrial Trust, a Maryland real estate investment trust (the "Company"), and its principal subsidiary, Cabot Industrial Properties, L.P., a Delaware limited partnership (the "Operating Partnership"), and IBM Personal Pension Plan Trust, a New York trust (the "Selling Shareholder"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and in its capacity as underwriter under this Agreement, "Underwriter") with respect to (i) the sale by the Selling Shareholder and the purchase by the Underwriter of 2,000,000 Common Shares of Beneficial Interest, par value $0.01 per share, of the Company ("Common Shares") and (ii) the grant by the Selling Shareholder to the Underwriter of the option described in Section 2(b) hereof to purchase all or any part of 300,000 additional Common Shares to cover over-allotments, if any. The aforesaid 2,000,000 Common Shares (the "Initial Securities") to be purchased by the Underwriter and all or any part of the 300,000 Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company and the Selling Shareholder understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Purchase Agreement (the "Agreement") has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-71565) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of

Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information, included in such prospectus, that was omitted from such registration statement at the time it became effective, but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A, is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriter for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         SECTION 1.  Representations and Warranties
                     ------------------------------

              (a) Representations and Warranties by the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally represent and warrant to the Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with the Underwriter, as follows:

                     (i)   Compliance with Registration Requirements. The
                           -----------------------------------------
Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the date hereof, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or Prospectus.

Each preliminary prospectus and the prospectus filed or to be filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied or will comply when so filed in all material respects with the 1933 Act Regulations, and each preliminary prospectus and the Prospectus delivered to the Underwriter for use in connection with this offering was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii)   Incorporated Documents. The documents incorporated or
                      ----------------------
deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), as applicable, and, when read together with the other information in the Prospectus, at the date hereof, at the time the Registration Statement became effective, at the time the Prospectus was issued, at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii)  Independent Accountants. The accountants who certified the
                      -----------------------
financial statements and any supporting schedules thereto included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

               (iv)   Financial Statements. The consolidated financial
                      --------------------
statements of the Company and the Operating Partnership included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included in the Registration Statement and the Prospectus, present fairly the consolidated financial position of the Company, the Operating Partnership and their respective subsidiaries or such other entity, as the case may be, at the dates indicated and the consolidated statement of operations, stockholders'/partners' equity and cash flows of the Company, the Operating Partnership and their respective subsidiaries, or such other entity, as the case may be, for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. Any pro forma consolidated financial statements of the Company, the Operating Partnership and their respective subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

               (v)    No Material Adverse Change in Business. Since the
                      --------------------------------------
respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, the Operating Partnership or their respective subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Operating Partnership and their respective subsidiaries considered as one enterprise.

               (vi)   Good Standing of the Company. The Company has been duly
                      ----------------------------
organized and is validly existing as a real estate investment trust in good standing under the laws of Maryland with the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated by this Agreement; the Company is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding shares of beneficial interest of the Company, including the securities to be purchased from the Selling Shareholder, have been duly authorized and are validly issued, fully paid and non-assessable; none of the outstanding shares of beneficial interest of the Company were issued in violation of preemptive or other similar rights of any securityholder of the Company; and with respect to all tax periods since the Company's first taxable year ended December 31, 1998, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the Company's present contemplated operations, assets and income continue to meet such requirements.

               (vii)  Good Standing of the Operating Partnership. The Operating
                      ------------------------------------------
Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of Delaware with the partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated by this Agreement; the Operating Partnership is duly qualified or registered as a limited partnership and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; the Company is the sole general partner of the Operating Partnership and is the holder of a general partnership interest in the Operating Partnership constituting as of the date hereof approximately 93% of all general and limited partnership interests; the Second Amended and Restated Agreement of Limited Partnership, dated February 4, 1998, as amended, substantially in the form filed as an exhibit to the Registration Statement has been duly and validly authorized, is in full force and effect and is a valid and binding agreement of the parties thereto, enforceable in accordance with its terms; and the Operating Partnership is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership".

               (viii) Good Standing of Significant Subsidiaries. Each
                      -----------------------------------------
significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act), if any, (each, a "Significant Subsidiary") (a) has been duly organized and is validly existing under the laws of its jurisdiction of organization, with power and authority (corporate, partnership or otherwise) to own, lease and operate its properties and conduct its business as described in the Prospectus and (b) has been duly qualified to do business and is in good standing under the laws of the jurisdiction of its incorporation and each other jurisdiction in which it owns, leases or operates properties, or conducts other business, so as to require such qualification, except where the failure to so qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock or other partnership or membership interests of each Significant Subsidiary has been duly authorized and is validly issued, fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or other partnership or membership interests of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

               (ix)   Authorization of Agreement. This Agreement has been duly
                      --------------------------
authorized, executed and delivered by the Company and the Operating Partnership.

               (x)    Authorization and Description of Securities. The Common
                      -------------------------------------------
Shares conform in all material respects to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Company.

               (xi)   Absence of Defaults and Conflicts. Neither the Company,
                      ---------------------------------
the Operating Partnership nor any of their respective subsidiaries is in violation of the provisions of its partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Operating Partnership or any of their respective subsidiaries is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement and the Prospectus and compliance by the Company, the Operating Partnership with their respective obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property, asset or operation of the Company, the Operating Partnership or any of their respective subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of partnership agreement, declaration of trust, certificate of incorporation, by-laws or other charter documents of the Company, the Operating Partnership or any of their respective subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company, the Operating Partnership or any of their respective subsidiaries or any of their assets, properties or operations, except for such violations of law, statutes, rules regulations, judgments, orders, writs or decrees that would not reasonably be expected to result in a Material Adverse effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Operating Partnership or any of their respective subsidiaries.

               (xii)  Absence of Labor Disputes. No labor dispute with the
                      -------------------------
employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

               (xiii) Absence of Proceedings. There is no action, suit,
                      ----------------------
proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company and/or the Operating Partnership, threatened, against or affecting the Company, the Operating Partnership or any of their respective subsidiaries, which is required to be disclosed in the Registration Statement and the Prospectus (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company and the Operating Partnership of their respective obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company, the Operating Partnership or any of their respective subsidiaries is a party or of which any of their respective properties, assets or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Material Adverse Effect.

               (xiv)  Accuracy of Exhibits. There are no contracts or documents
                      --------------------
which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

               (xv)   Possession of Intellectual Property. The Company, the
                      -----------------------------------
Operating Partnership and their respective subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company, the Operating Partnership or any of their respective subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

               (xvi)  Absence of Further Requirements. No filing with, or
                      -------------------------------
authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Company and/or the Operating Partnership of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or rendered, as the case by be.

               (xvii) Possession of Licenses and Permits. The Company, the
                      ----------------------------------
Operating Partnership and their respective subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; the Company, the Operating Partnership and their respective subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such

Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect; and neither the Company, the Operating Partnership nor any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

               (xviii)  Title to Property. The Company, the Operating
                        -----------------
Partnership and their respective subsidiaries have good and marketable title to all real property owned by the Company, the Operating Partnership and their respective subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (collectively, "Liens"), except
(A) as otherwise stated in the Registration Statement and the Prospectus (B) utility easements serving such real properties, (C) Liens for taxes not due and payable, (D) zoning and similar governmental land use matters affecting such real properties that are consistent with the current uses of such properties,
(E) matters of title not adversely affecting the use, value or marketability of title to such real properties, (F) other statutory liens not due and payable or
(G) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, the Operating Partnership or any of their respective subsidiaries; all Liens that are required to be disclosed in the Registration Statement and the Prospectus are disclosed therein; none of the Company, the Operating Partnership nor any of their respective subsidiaries or, to the knowledge of the Company and the Operating Partnership, any other party to any lease relating to any such real property is in default under any such lease and neither the Company nor the Operating Partnership is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such lease, except in each case such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the leases pursuant to which all or any portion of such real property is demised is in full force and effect in all material respects and, except as set forth in the Registration Statement or the Prospectus, no material tenant thereunder has any right of first refusal to purchase the demised premises thereunder; neither the Company, the Operating Partnership nor any of their respective subsidiaries party to any mortgages or other security documents or other agreements encumbering or otherwise recorded against any such real property is in default thereunder and neither the Company nor the Operating Partnership is aware of any event that, with the giving of notice or the passage of time, or both, would constitute a default under any such mortgage, document or agreement, except in each case such defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of such real properties is in compliance with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations), except for failures to comply that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor the Operating Partnership has any knowledge of any pending or threatened condemnation, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the applicable real properties, except such proceedings or actions that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and any such real property and buildings held under lease by the Company, the Operating Partnership or any of their respective subsidiaries and described in the Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such real property and buildings by the Company, the Operating Partnership or their respective subsidiaries, as the case may be.

               (xix)  Compliance with Cuba Act. The Company has complied with,
                      ------------------------
and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the "Cuba Act") or is exempt therefrom.

               (xx)   Investment Company Act. The Company and the Operating
                      ----------------------
Partnership are not, and upon the issuance and sale of the Securities as herein contemplated, will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxi)  Environmental Laws. Except as otherwise stated in the
                      ------------------
Registration Statement and the Prospectus and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect,
(A) neither the Company, the Operating Partnership nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, the Operating Partnership and their respective subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws,
(C) neither the Company, the Operating Partnership, nor their respective subsidiaries has received any notice of, and neither the Company nor the Operating Partnership has any knowledge of, any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against or affecting the Company, the Operating Partnership or any of their respective subsidiaries, (D) neither the Company, the Operating Partnership nor their respective subsidiaries has received any notice of, and neither the Company nor the Operating Partnership has any knowledge of, any occurrence or circumstance that would reasonably be expected to give rise to a claim or liability under or pursuant to any Environmental Law, (E) the Company, the Operating Partnership and their respective subsidiaries have not used, and have not permitted the use of, any of their respective real properties or any other real property operated by any of them for activities or operations that involve the handling, use, processing, manufacturing, generating, producing, storing, refining, recycling, transporting, spilling, pumping, pouring, emitting, emptying, discharging, injecting, burying, leaching, dumping, disposing of or releasing into the environment or otherwise dealing with Hazardous Material, except for Hazardous Materials utilized in the ordinary course of maintaining such real properties, provided such use would not, in the ordinary course of business, reasonably be expected to give rise to liability under any Environmental Laws, (F) except as disclosed in the Registration Statement and

Prospectus, neither the Company, the Operating Partnership nor their respective subsidiaries have any knowledge of any seepage, leaking, escaping, leaching, discharging, injection, release, emission, spill, pumping, pouring, emptying, dumping or other release of Hazardous Materials into the environment relating to activities or operations at or from any such real properties, including, without limitation, any land or water on, at, under or adjacent to any such real properties, or on, at, under or from land or water from which Hazardous Materials might seep, flow or drain into such land or water, and (G) no such real property is included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on the National Priorities List issued by the United States Environmental Protection Agency ("EPA") pursuant to applicable Environmental Laws, or on the Comprehensive Environmental Response, Compensation and Liability Information System list, and no such real property has been identified by the EPA as a potential CERCLA site or to the knowledge of the Company or the Operating Partnership included, or proposed for inclusion, on any list or inventory issued pursuant to any other Environmental Law or issued by any other governmental authority having or claiming jurisdiction under Environmental Laws or with respect to such real property.

               (xxii)  Insurance. The Company and/or the Operating Partnership
                       ---------
has and will maintain property and casualty insurance in favor of the Company, the Operating Partnership and their respective subsidiaries (as the case may be) with respect to each of their respective real properties, in an amount and on such terms as is reasonable and customary for businesses of the type conducted and proposed to be conducted by the Company, the Operating Partnership and their respective subsidiaries; neither the Company, the Operating Partnership nor their respective subsidiaries have received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such real properties.

          (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to the Underwriter as of the date hereof, as of the Closing Time, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery, as of each such Date of Delivery, and agrees with the Underwriter, as follows:

               (i)   Accurate Disclosure. The information pertaining to the
                     -------------------
Selling Shareholder under the caption "Selling Shareholders" in the Prospectus is complete and accurate in all material respects; the Registration Statement and the Prospectus (as amended or supplemented), as they relate to such Selling Shareholder, did not and will not, as of the applicable effective date of the Registration Statement and any amendment thereto, as of the date of the Prospectus and any amendment or supplement thereto, and as of the Closing Date and, if any Option Securities are purchased, as of the Date of Delivery, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any information concerning the Company or any subsidiary of the Company which is not set forth in the Prospectus.

               (ii)  Authorization of Agreements. All consents, approvals,
                     ---------------------------
authorizations and orders necessary for the execution and delivery by the Selling Shareholder of this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Securities to be sold by the Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement, and to sell, assign, transfer and deliver the Securities to be sold by the Selling Shareholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement, have each been duly authorized, executed and delivered by the Selling Shareholder; and the Selling Shareholder is duly organized, validly existing and in good standing in its jurisdiction of organization; the sale of the Securities to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any statute, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Selling Shareholder if such Selling Shareholder is a corporation, the Partnership Agreement of the Selling Shareholder if such Selling Shareholder is a partnership, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of the Selling Shareholder.

               (iii)  Good and Marketable Title. The Selling Shareholder has
                      -------------------------
good and valid title to the Securities as of the date hereof and will have good and valid title to such Securities sold at Closing Time and, if any Option Securities are purchased, on the Date of Delivery, free and clear of all mortgages, pledges, security interests, liens, claims, encumbrances or equities, and upon payment for the Securities to be sold by the Selling Shareholder as provided herein, delivery of such Securities, as directed by the Underwriter, to Cede & Co. or such other nominee as may be designated by the Depository Trust Company ("DTC"), registration of such Securities in the name of Cede & Co. or such other nominee and the crediting of such Securities on the books of DTC to securities accounts of the Underwriter, (A) DTC shall be a "protected purchaser" of such Securities within the meaning of 8-303 of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), (B) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Securities and (C) no action based on any "adverse claim" (as defined in Section 8-102 of the UCC) (other than any adverse claim arising through the Underwriter) to such Securities may be asserted against the Underwriter with respect to such security entitlement (it being understood that for the purpose of this representation and warranty, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (i) such Securities will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company's share registry in accordance with its Declaration of Trust, By-Laws and applicable law; (ii) DTC will be registered as a "clearing corporation" within the meaning of Section 8-102 of the UCC, and (iii) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC).

               (iv)   Due Execution of Power of Attorney and Custody Agreement.
                      --------------------------------------------------------
The Selling Shareholder has duly executed and delivered the Power of Attorney, in the form heretofore furnished to the Underwriter, appointing the person or persons indicated in such Power of Attorney, and each of them, as the Selling Shareholder's Attorneys-in-fact (the "Attorneys-in Fact" or any one of them the "Attorney-in Fact") with authority to execute and deliver this Agreement on behalf of the Selling Shareholder, to determine the purchase price to be paid by the Underwriter to the Selling Shareholder as provided herein, to authorize the delivery of the Securities to be sold by the Selling Shareholder hereunder, and otherwise to act on behalf of the Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; certificates in negotiable form representing all of the Securities to be sold by the Selling Shareholder hereunder have been placed in custody under a Custody Agreement relating to such Securities, and the Selling Shareholder represents that the Custody Agreement is in the form heretofore furnished to the Underwriter, duly executed and delivered by the Selling Shareholder to Kyle Escherich, as custodian (the "Custodian"); the Selling Shareholder specifically
                              ---------
agrees that the Securities, represented by the certificates held in custody for the Selling Shareholder under the Custody Agreement, are subject to the interests of the Underwriter hereunder, and that the arrangements made by the Selling Shareholder for such custody, and the appointment by the Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. The Selling Shareholder specifically agrees that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual person, or, in the case of a trust, by the death or incapacity of any executor or trustee or the termination of such trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event. If any such executor or trustee should die or become incapacitated, or if any such trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Securities by it hereunder, certificates representing such Securities shall be delivered by or on behalf of the Selling Shareholder in accordance with the terms and conditions of this Agreement, and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

               (v)   Absence of Manipulation. The Selling Shareholder has not
                     -----------------------
taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (vi)  Absence of Further Requirements. No filing with, or
                     -------------------------------
consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities.

               (vii) Restriction on Sale of Securities. During a period of 30
                     ---------------------------------
days from the date of the Prospectus, the Selling Shareholder will not, without the prior written consent of

Merrill Lynch, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the Securities to be sold hereunder.

                (viii)  No Association with NASD. Neither the Selling
                        ------------------------
Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

           (c) Officer's Certificates. Any certificate signed by any officer of the Company, the Operating Partnership or any of their respective subsidiaries delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Underwriter or to counsel for the Underwriter pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.

           (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder, agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Selling Shareholder, at the price per share set forth in Schedule A, 2,000,000 Common Shares.

           (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants an option to the Underwriter to purchase up to an additional 300,000 Common Shares, at the price per share set forth in Schedule A. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Underwriter to the Selling Shareholder setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriter but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined.

          (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Goodwin, Procter & Hoar, LLP, 599

Lexington Avenue, 40th Floor, New York, New York, 10022, or at such other place as shall be agreed upon by the Underwriter and the Company and the Selling Shareholder, at 9:00 A.M. (Eastern time) on the third business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office, or at such other place as shall be agreed upon by the Underwriter and the Company and the Selling Shareholder, on each Date of Delivery as specified in the notice from the Underwriter to the Company and the Selling Shareholder.

     Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds to a bank account designated by the Custodian pursuant to the Selling Shareholder's Power of Attorney and Custody Agreement against delivery to the Underwriter for its account of certificates for the Securities to be purchased by the Underwriter.

          (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriter may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriter in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with the
                ------------------------
Underwriter as follows:

          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Underwriter immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earning statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Listing. The Company will use its best efforts to maintain the listing of the Securities on the New York Stock Exchange.

          (i) Restriction on Sale of Securities. During a period of 30 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any Common Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan, (E) Common Shares issued upon conversion of units of the Operating Partnership (the "Units"), (F) Common Shares or Units issued by the Company as consideration for the acquisition of real property or a business similar or complementary to the Company or (G) Common Shares issued pursuant to the Company's dividend reinvestment and share purchase plan.

          (j) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4  Payment of Expenses.
                -------------------

          (a) Expenses. The Company and the Selling Shareholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriter of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriter of copies of each preliminary prospectus, any Term Sheets and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriter of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities and
(ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities.

          (b) Expenses of the Selling Shareholder(s). The Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by this Agreement, including
(i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriter and (ii) the fees and disbursements of its counsel and accountants.

          (c) Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 (other than Sections 5(c), 5(f), 5(k)(ii) or 5(k)(iv)) or Section 9(a)(i) hereof, the Company shall reimburse the Underwriter for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter. If this Agreement is terminated by the Underwriter in accordance with the provisions of Sections 5(c), 5(f), 5(k)(ii) or 5(k)(iv) or Section 10 hereof, the Selling Shareholder shall reimburse the Underwriter for all of their reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel for the Underwriter.

          (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholder may make for the sharing of such costs and expenses.

     SECTION 5  Conditions of Underwriters' Obligations. The obligations of
                ---------------------------------------
the Underwriter hereunder are subject to the accuracy of the representations and warranties of the

Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company or on behalf of the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

          (b) Opinion of Counsel for Company. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriter. In giving such opinion, such counsel may rely, as to matters governed by the laws of the state of Maryland, upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP. Such counsel may also state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (c) Opinion of Counsel for the Selling Shareholder. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of William H. Blair, Esq., counsel for the Selling Shareholder, in form and substance reasonably satisfactory to counsel for the Underwriter.

          (d) Opinion of Counsel for Underwriter. At Closing Time, the Underwriter shall have received the favorable opinion, dated as of Closing Time, of Goodwin, Procter & Hoar LLP, counsel for the Underwriter. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

          (e) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriter shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in
Section 1(a)
hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          (f) Certificate of Selling Shareholder(s). At Closing Time, the Underwriter shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Shareholder, dated as of Closing Time, to the effect that (i) the representations and warranties of the Selling Shareholder contained in Section 1
(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (g) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (h) Bring-down Comfort Letter. At Closing Time, the Underwriter shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (g) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (i) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (j) Lock-up Agreements. At the date of this Agreement, the Underwriter shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule E hereto.

          (k) Conditions to Purchase of Option Securities. In the event that the Underwriter exercises its option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company and the Selling Shareholder contained herein and the statements in any certificates furnished by the Company, any subsidiary of the Company and the Selling Shareholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriter shall have received:

               (i)   Officers' Certificate. A certificate, dated such Date of
                     ---------------------
Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(e) hereof remains true and correct as of such Date of Delivery.

               (ii)  Certificate of Selling Shareholder. A certificate, dated
                     ----------------------------------
such Date of Delivery, of an Attorney-in-Fact on behalf of the Selling Shareholder confirming that the certificate delivered at Closing Time pursuant to Section 5(f) remains true and correct as of such Date of Delivery.

               (iii) Opinion of Counsel for Company. The favorable opinion of
                     ------------------------------
Mayer, Brown & Platt, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

               (iv)  Opinion of Counsel for the Selling Shareholder. The
                     ----------------------------------------------
favorable opinion of [13], counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

               (v)   Opinion of Counsel for Underwriters. The favorable opinion
                     -----------------------------------
of Goodwin, Procter & Hoar LLP, counsel for the Underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

               (vi)  Bring-down Comfort Letter. A letter from Arthur Andersen
                     -------------------------
LLP, in form and substance satisfactory to the Underwriter and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Underwriter pursuant to Section 5(g) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (l) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

          (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the Underwriter to purchase the relevant Option Securities, may be terminated by the Underwriter by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

     SECTION 6 Indemnification.
               ---------------

          (a) Indemnification of the Underwriter by the Company and the Operating Partnership. The Company and the Operating Partnership agree, jointly and severally, to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the extent and in the manner set forth in clauses (i), (ii) and (iii) below as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company and/or the Operating Partnership; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss,
--------  -------
liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company and/or the Operating Partnership by the Underwriter, or to the Company, the Operating Partnership or the Underwriter by the Selling Shareholder, expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (b) Indemnification of the Underwriter by the Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless the Underwriter, its officers and directors and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act from and against any and all loss, liability, claim, damage and expense (including, without limitation, the reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted), as incurred, caused by any untrue statements, or omissions, or allege untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Underwriter by the Selling Shareholder expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Indemnification of Company, the Operating Partnership, Directors and Officers and Selling Shareholder. The Underwriter agrees to indemnify and hold harmless the Company, the Operating Partnership, the trustees of the Company, each of their respective officers who signed the Registration Statement, and each person, if any, who controls the Company and/or the Operating Partnership within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company and/or the Operating Partnership by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

          (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) and 6(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company, the Operating Partnership and/or the Selling Shareholder. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section (6)(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement and (iv) such indemnified party shall not have previously received written notice that such indemnifying party is contesting, in good faith, the amount of such reimbursement for fees and expenses of counsel as unreasonable, provided, that such notice shall be effective pursuant to this clause (iv) only if the indemnifying party also gives a reasonable explanation of the grounds for objection and pays the portion of the fees and expenses of counsel that is not being contested.

          (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company, the Operating Partnership and the Selling Shareholder with respect to indemnification.

     SECTION 7. Contribution. If the indemnification provided for in Section
                ------------
(6) hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholder and the total underwriting discount received by the Underwriter, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of the Securities as set forth on such cover.

          The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this
Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be.

          The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All
           --------------------------------------------------------------
representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholder, and shall survive delivery of the Securities to the Underwriter.

     SECTION 9.  Termination of Agreement.
                 ------------------------

          (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Underwriter, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or
(iv) if a banking moratorium has been declared by either Federal or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10. Default by the Selling Shareholder. If the Selling
                 ----------------------------------
Shareholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which the Selling Shareholder is obligated to sell hereunder, then the Underwriter may, at its option, by notice from the Underwriter to the Company, terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections, 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section 10 shall relieve the Selling Shareholder from liability, if any, in respect of such default.

     In the event of a default by the Selling Shareholder as referred to in this Section 10, each of the Underwriter and the Company shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 11. Notices. All notices and other communications hereunder
                 -------
shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Merrill Lynch & Co.

at North Tower, World Financial Center, New York, New York, 10281-1201, attention of John C. Brady; notices to the Company and the Operating Partnership shall be directed to Cabot Industrial Trust, Two Center Plaza, Suite 200, Boston, MA, 02108, attention of Franz Colloredo-Mansfeld; and notices to the Selling Shareholder shall be directed to IBM Personal Pension Plan Trust, 3001 Summer Street, Stamford, CT, 06905, attention of Kyle Escherich.


     SECTION 12. Parties. This Agreement shall each inure to the benefit of
                 -------
and be binding upon the Underwriter, the Company, the Operating Partnership and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company, the Operating Partnership and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company, the Operating Partnership and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.


     SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY
                 ----------------------
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 14. Effect of Headings. The Article and Section headings herein
                 ------------------
and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 15. Limitation of Liability of Shareholders, Trustees and
                 -----------------------------------------------------
Officers of the Company. No obligations or liabilities of the Company which may
-----------------------
arise at any time under this Agreement or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction or undertaking contemplated hereby or thereby shall be personally binding upon, nor shall resort for the enforcement thereof be had to, the property of any of the Company's shareholders, trustees, officers, employees or agents solely as a result of their status, and solely in their capacities as, shareholders, trustees, officers, employees or agents, as the case may be, regardless of whether such obligation or liability is in the nature of contact, tort or otherwise. Nothing contained herein shall act to limit the liability of the Company's trustees, officers, employees or agents to the Company or limit the ability of any shareholder of the Company to bring a derivative action on behalf of the Company against its trustees, officers, employees or agents.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company, the Operating Partnership and the Attorney-in-Fact for the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriter, the Company, the Operating Partnership and the Selling Shareholder in accordance with its terms.

                                         Very truly yours,

                                         CABOT INDUSTRIAL TRUST


                                         By:/s/ Franz Colloredo-Mansfield
                                            -----------------------------
                                            Name: Franz Colloredo-Mansfield
                                            Title: Chief Financial Officer



                                         CABOT INDUSTRIAL PROPERTIES, L.P.


                                         By:  Cabot Industrial Trust,
                                              its general partner


                                              By: ________________________
                                                  Name:
                                                  Title:



                                         KYLE ESCHERICH

                                         /s/ Kyle Escherich
                                         --------------------------------
                                         (As Attorney-in-Fact acting on
                                         behalf of the Selling
                                         Shareholder)



CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:   /s/ John C. Brady
      -----------------------------------

      Authorized Signatory

                                   SCHEDULE A

                             CABOT INDUSTRIAL TRUST
                 2,300,000 Common Shares of Beneficial Interest
                           (Par Value $.01 Per Share)

                  1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $19.5625.

                  2. The purchase price per share for the Securities to be paid by the Underwriter shall be $18.5625, being an amount equal to the initial public offering price set forth above less $1.0000 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in
         Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                       1